UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 24, 2023

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On January 24, 2023, Avery Dennison Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 2 to Credit Agreement (the “Amendment”) with the lenders party thereto, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and Mizuho Bank, Ltd., as syndication agent, which amends that certain Fifth Amended and Restated Credit Agreement dated as of February 13, 2020 (as amended by that certain First Amendment dated as of August 9, 2021, the “Existing Credit Agreement,” and as further amended by the Amendment, the “Credit Agreement,”), to (i) replace the benchmark reference rate of Eurocurrency Rate with (x) Term SOFR for borrowings denominated in U.S. Dollars, and (y) Alternative Currency Term Rate (which is SONIA for borrowings denominated in Sterling, EURIBOR for borrowings denominated in Euros, or such benchmark reference rate with respect to any other currency (other than Euros, Sterling, or U.S. Dollars) as approved by the Administrative Agent), (ii) utilize the one-year maturity extension option under the Existing Credit Agreement to extend the maturity date from February 13, 2025 to February 13, 2026, and (iii) incur additional revolving commitments in the amount of $400 million for total commitments under the Credit Agreement of $1,200 million. The terms “Alternative Currency Term Rate,” “EURIBOR,” “Eurocurrency Rate,” “SONIA,” and “Term SOFR” have meanings customary for financings of this type.

The Credit Agreement contains customary affirmative and negative covenants, including limitations on mergers, asset sales, liens, investments, and subsidiary indebtedness.

The summary of the Credit Agreement contained herein is qualified in its entirety by reference to the terms of the Credit Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

10.1	Amendment No. 2 to Credit Agreement, dated as of January 24, 2023, by and among Avery Dennison Corporation, a Delaware corporation, as the borrower, Bank of America, N.A., as the administrative agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Amendment No. 2 to Credit Agreement, dated as of January 24, 2023, by and among Avery Dennison Corporation, a Delaware corporation, as the borrower, Bank of America, N.A., as the administrative agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: January 30, 2023

	By:	/s/ Gregory S. Lovins
	Name:	Gregory S. Lovins
	Title:	Senior Vice President and Chief Executive Officer